Exhibit 5.2

[LETTERHEAD OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP]

August 13, 2008

VeraSun Energy Corporation

100 22nd Avenue

Brookings, South Dakota 57006

Re:	VeraSun Energy Corporation Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel to VeraSun Energy Corporation, a South Dakota corporation (the “Company”), and each of the Company’s subsidiaries listed on Schedule I hereto (the “Additional Registrants”) in connection with the registration statement on Form S-3 (the “Registration Statement”) to be filed on the date hereof by the Company and the Additional Registrants with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to the issuance and sale from time to time, pursuant to Rule 415 of the General Rules and Regulations of the Commission promulgated under the Act, of the following securities with an aggregate offering price of up to $750,000,000: (a) by the Company, (i) shares of Common Stock of the Company, par value $0.01 per share (the “Common Stock”); (ii) shares of Preferred Stock of the Company, par value $0.01 per share, to be issued in one or more series (the “Preferred Stock”); (iii) interests in shares of Preferred Stock represented by depositary shares (the “Depositary Shares”) evidenced by depositary receipts (the “Receipts”), which may be issued pursuant to one or more deposit agreements (each, a “Deposit Agreement”) proposed to be entered into between the Company and one or more depositaries to be named in the applicable Deposit Agreements (each, a “Depositary”); (iv) debt securities of the Company which may be secured or unsecured, senior, subordinated or junior subordinated or convertible (the “Debt Securities”), to be issued in one or more series under the indenture proposed to be entered into between the Company and a trustee that has been or will be appointed prior to the issuance of the Debt Securities (the “Trustee”), the form of which is being filed as an exhibit to the Registration Statement (the “Indenture”); (v) warrants (the “Warrants”) to purchase debt or equity securities of the Company as shall be designated by the Company at the time of the offering issued pursuant to one or more warrant agreements (each, a “Warrant Agreement”) proposed to be entered into between the Company and one or more warrant agents to be named in the applicable Warrant Agreements (each, a “Warrant Agent”); (vi) subscription rights (the “Subscription Rights”) to purchase Common Stock, Preferred Stock, Debt Securities or other securities of the Company which may be issued under one or more subscription rights certificates (each, a “Subscription Rights Certificate”) and/or pursuant to one or more subscription rights agreements (each, a “Subscription Rights Agreement”) proposed to be entered into between the Company and one or more subscription agents to be

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named in the applicable Subscription Rights Agreements (each, a “Subscription Agent”); (vii) purchase contracts (the “Purchase Contracts”) entitling or obligating the holders thereof to purchase from or sell to the Company, and the Company to sell to or purchase from such holders, debt or equity securities issued by the Company or by third parties at a future date or dates, which may be issued under one or more purchase contract agreements (each, a “Purchase Contract Agreement”) proposed to be entered into by the Company and one or more purchase contract agents to be named in the applicable purchase contract agreements (each, a “Purchase Contract Agent”); (viii) purchase units (the “Purchase Units”), each consisting of a Purchase Contract and Debt Securities or debt obligations of third parties, including U.S. Treasury securities, or other securities (or any combination of the foregoing), securing the holders’ obligations to purchase or to sell the securities under the applicable Purchase Contracts; and (ix) such indeterminate amount and number of each class or series of the foregoing securities as may be issued upon conversion, exchange, exercise or settlement, as applicable, of any other securities that provide for such conversion, exchange, exercise or settlement (collectively, “Indeterminate Securities”); and (b) by one or more of the Additional Registrants, guarantees of Debt Securities, including Indeterminate Securities constituting Debt Securities (the “Guarantees”). The Common Stock, the Preferred Stock, the Depositary Shares, the Debt Securities, the Guarantees, the Warrants, the Subscription Rights, the Purchase Contracts, the Purchase Units and the Indeterminate Securities are collectively referred to herein as the “Offered Securities.”

This opinion is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement, (ii) the form of Indenture being filed as an exhibit to the Registration Statement and (iii) the certificates of formation and limited liability company agreements, as currently in effect, of each of the Additional Registrants listed on Schedule II hereto (the “Delaware Registrants”).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and the Delaware Registrants and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and the Delaware Registrants and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, including endorsements, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified, conformed or photostatic copies, and the authenticity of the originals of such copies. In making our examination of executed documents or documents to be executed, we have assumed that the parties

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thereto, including the Company and the Additional Registrants (other than the Delaware Registrants), had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and, except to the extent expressly set forth in Paragraphs 1 through 6 below, the validity and binding effect thereof on such parties. We have assumed that the Company is and has been, and each Additional Registrant (other than any Delaware Registrant) is and has been, duly organized and is and will continue to be validly existing in good standing, and has and will continue to have the requisite legal status and legal capacity, under the laws of the state of its incorporation or formation, as the case may be, and that the Company and each of the Additional Registrants has complied and will comply with all aspects of applicable laws of jurisdictions other than the State of New York and the State of Delaware in connection with the transactions contemplated by the Indenture, any supplemental indenture thereto, the Warrant Agreements, the Deposit Agreements, the Subscription Rights Agreements, the Purchase Contract Agreements, the Purchase Contracts, the Purchase Units and the Registration Statement. We have also assumed that the Indenture and any supplemental indenture thereto and each Deposit Agreement, Warrant Agreement, Subscription Rights Agreement, Purchase Contract Agreement and Purchase Unit will be duly authorized, executed and delivered by the applicable Trustee, Depositary, Warrant Agent, Subscription Agent or Purchase Contract Agent, as the case may be, and, in the case of the Indenture, in substantially the form reviewed by us, and that each Receipt, Debt Security, Guarantee, Warrant, Subscription Rights Certificate, Purchase Contract or Purchase Unit that may be issued will be manually authenticated, signed or countersigned, as the case may be, by duly authorized officers of the applicable Depositary, Trustee, Warrant Agent, Subscription Agent or Purchase Contract Agent, as the case may be. We have assumed that the choice of New York law to govern the Indenture and any supplemental indenture thereto is a valid and legal provision. We have also assumed that New York law will be chosen to govern the Warrant Agreements, the Deposit Agreements, the Receipts, the Subscription Rights Agreements, the Purchase Contract Agreements, the Purchase Contracts and the Purchase Units, that such choice in each case is a valid and legal provision and that the Warrant Agreements and the Warrants, the Deposit Agreements and the Depositary Shares, the Subscription Rights Agreements and the Subscription Rights and the Purchase Contract Agreements, Purchase Contracts and Purchase Units will contain all provisions required under the laws of the State of South Dakota in respect of contracts for the sale of securities issued by a South Dakota corporation. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

Our opinions set forth herein are limited to the Delaware Limited Liability Company Act and the laws of the State of New York that, in our experience, are normally applicable to debt securities, guarantees, warrants, depositary shares, subscription rights, purchase contracts and purchase units of the type covered by the Registration Statement

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and, to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Applicable Law”). We do not express any opinion with respect to the law of any jurisdiction other than Applicable Law or as to the effect of the law of any jurisdiction other than Applicable Law on the opinions herein stated. The Offered Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect. Davenport, Evans, Hurwitz & Smith, L.L.P. may rely on this opinion in rendering its opinion dated the date hereof and to be filed as Exhibit 5.1 to the Registration Statement.

Based upon and subject to the foregoing and the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. With respect to any series of Debt Securities to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Debt Securities of such series (the “Offered Debt Securities”), and any Guarantees of the Offered Debt Securities to be offered by any of the Additional Registrants (the “Offered Guarantees”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), (ii) an appropriate prospectus supplement with respect to the Offered Debt Securities and the Offered Guarantees has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder, (iii) if the Offered Debt Securities and the Offered Guarantees are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities and the Offered Guarantees has been duly authorized, executed and delivered by the Company and each such Additional Registrant and the other parties thereto, (iv) the board of directors of the Company (the “Board of Directors”), including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Debt Securities, the Indenture and any applicable supplemental indenture thereto and related matters, (v) the board of directors, members or managers, as applicable, of each such Additional Registrant, including any appropriate committee appointed thereby, and appropriate officers of each such Additional Registrant have taken all necessary action to approve the issuance and terms of the Offered Guarantees, the Indenture and any applicable supplemental indenture thereto and related matters, (vi) the Indenture and any supplemental indenture in respect of the Offered Debt Securities and Offered Guarantees have been duly authorized, executed and delivered by each party thereto, (vii) the terms of the Offered Debt Securities and the Offered Guarantees and of their issuance and sale have been duly established in conformity with the Indenture and any supplemental indenture to be entered into in connection with the issuance of the Offered Debt Securities and Offered Guarantees so as not to violate any

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applicable law, the Articles of Incorporation of the Company as then in effect (the “Articles”), the Amended and Restated Bylaws of the Company as then in effect (the “Bylaws”) or the organizational documents of such Additional Registrants as then in effect, or result in a default under or breach of any agreement or instrument binding upon the Company or any such Additional Registrant, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company or any such Additional Registrant, and (viii) the Offered Debt Securities and the Offered Guarantees have been issued in a form that complies with the Indenture and have been duly executed and authenticated in accordance with the provisions of the Indenture and any supplemental indenture to be entered into in connection with the issuance of the Offered Debt Securities and Offered Guarantees and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities and the Offered Guarantees, when issued and sold in accordance with the Indenture and any supplemental indenture to be entered into in connection with the issuance of the Offered Debt Securities and the Offered Guarantees and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be valid and binding obligations of the Company and such Additional Registrants, respectively, enforceable against the Company and such Additional Registrants, respectively, in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies, (d) waivers of any usury defense contained in the Indenture or Offered Debt Securities or Offered Guarantees which may be unenforceable, (e) requirements that a claim with respect to any Offered Debt Securities denominated in a currency, currency unit or composite currency other than United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (f) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies.

2. With respect to any series of Warrants to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Warrants of such series (the “Offered Warrants”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act, (ii) an appropriate prospectus supplement with respect to the Offered Warrants has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder, (iii) if the Offered Warrants are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto, (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have

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taken all necessary corporate action to approve the issuance and terms of the Offered Warrants, the Warrant Agreement and related matters, (v) the terms of the Offered Warrants and of their issuance and sale have been duly established in conformity with the applicable Warrant Agreement so as not to violate any applicable law, the Articles or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Warrant Agent, (vi) the Common Stock or the Preferred Stock relating to such Offered Warrants have been duly authorized for issuance, (vii) the Debt Securities relating to such Offered Warrants have been duly executed and authenticated in accordance with the provisions of the Indenture and any applicable supplemental indenture thereto and duly delivered to the purchasers thereof upon exercise of the Offered Warrants and payment of the agreed-upon consideration therefor, and (viii) the Offered Warrants have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Warrant Agreement to be filed on a Current Report on Form 8-K in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Warrants (including any Warrants duly issued upon conversion, exchange or exercise of any Debt Securities or Preferred Stock), when issued and sold in accordance with the applicable Warrant Agreement and the applicable purchase agreement or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

3. With respect to Depositary Shares to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Depositary Shares (the “Offered Depositary Shares”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act, (ii) an appropriate prospectus supplement with respect to the Offered Depositary Shares has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder, (iii) if the Offered Depositary Shares are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Depositary Shares has been duly authorized, executed and delivered by the Company and the other parties thereto, including the adoption of articles of amendment for such related series of Preferred Stock in the form required by South Dakota law, (iv) such articles of amendment have been duly filed with the Secretary of State of South Dakota, (v) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Depositary Shares and the related series of

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Preferred Stock, the applicable Deposit Agreement and related matters, (vi) the terms of the Offered Depositary Shares and related Receipts and of their issuance and sale have been duly established in conformity with the applicable Deposit Agreement so as not to violate any applicable law, the Articles or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Depositary, (vii) the shares of Preferred Stock relating to such Offered Depositary Shares have been duly authorized for issuance and have been duly issued and paid for in the manner contemplated in the Registration Statement or any prospectus relating thereto, (viii) the applicable Deposit Agreement has been duly executed and delivered, (ix) the Offered Depositary Shares have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Deposit Agreement to be filed on a Current Report on Form 8-K in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, and the Offered Depositary Shares have been delivered to the Depositary for deposit in accordance with the applicable Deposit Agreement, and (x) the Receipts evidencing the Offered Depositary Shares have been duly issued against deposit of the related shares of Preferred Stock with the Depositary in accordance with the applicable Deposit Agreement, such Receipts will be validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, and the Offered Depositary Shares, when issued and sold in accordance with the applicable Deposit Agreement and the applicable purchase agreement or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

4. With respect to Subscription Rights to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Subscription Rights (the “Offered Subscription Rights”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act, (ii) an appropriate prospectus supplement with respect to the Offered Subscription Rights has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder, (iii) if the Offered Subscription Rights are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Subscription Rights has been duly authorized, executed and delivered by the Company and the other parties thereto, (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Subscription

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Rights, the Subscription Rights Agreement and related matters, including setting forth the terms of the Subscription Rights in a Subscription Rights Certificate, (v) the terms of the Offered Subscription Rights and of their issuance and sale have been duly established by the Company and the applicable Subscription Agent in conformity with the applicable Subscription Rights Agreement and Subscription Rights Certificate so as not to violate any applicable law, the Articles or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Subscription Agent, (vi) the Common Stock relating to such Offered Subscription Rights has been duly authorized for issuance, and (vii) the Offered Subscription Rights have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Subscription Rights Agreement and Subscription Rights Certificate to be filed on a Current Report on Form 8-K in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Subscription Rights, when issued and sold in accordance with the applicable Subscription Rights Agreement and Subscription Rights Certificate and the applicable purchase agreement or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

5. With respect to any Purchase Contracts to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Purchase Contracts (the “Offered Purchase Contracts”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act, (ii) an appropriate prospectus supplement with respect to the Offered Purchase Contracts has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder, (iii) if the Offered Purchase Contracts are to be sold pursuant to firm commitment underwritten offering, the underwriting agreement with respect to the Offered Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto, (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Purchase Contracts and related matters, (v) the terms of the Offered Purchase Contracts and of their issuance and sale have been duly established with the applicable Purchase Contract Agreement so as not to violate any applicable law, the Articles or the Bylaws, or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body

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having jurisdiction over the Company and the applicable Purchase Contract Agent, and (vi) the applicable Offered Purchase Contracts have been duly executed and delivered and duly issued and sold in the applicable form to be filed as an exhibit to a Current Report on Form 8-K in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Purchase Contracts, when issued and sold in accordance with the applicable Purchase Contract Agreement and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

6. With respect to any Purchase Units to be offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Purchase Units (the “Offered Purchase Units”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act, (ii) an appropriate prospectus supplement with respect to the Offered Purchase Units has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder, (iii) if the Offered Purchase Units are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto, (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Purchase Units and related matters, (v) the terms of the Offered Purchase Units and the related Offered Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Purchase Contract Agreement so as not to violate any applicable law, the Articles or the Bylaws, or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Purchase Contract Agent, (vi) any Purchase Contracts and Debt Securities or debt obligations of third parties, including U.S. Treasury securities, or other securities (or any combination of the foregoing) included in such Offered Purchase Units have been duly issued and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto, and (vii) the Offered Purchase Units have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Purchase Contract Agreement in the applicable form to be filed on a Current Report on Form 8-K in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Purchase Units, when issued and sold in accordance with the applicable Purchase Contract Agreement and the applicable

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purchase agreement or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also hereby consent to the reference to our firm under the heading “Legal Matters” in the prospectus which forms a part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable laws.

Very truly yours,

/s/ Skadden, Arps, Slate, Meagher & Flom LLP

Schedule I

US BioEnergy Corporation, a South Dakota corporation

VeraSun Aurora Corporation, a South Dakota corporation

VeraSun Biodiesel, LLC, a Delaware limited liability company

VeraSun Charles City, LLC, a Delaware limited liability company

VeraSun Fort Dodge, LLC, a Delaware limited liability company

VeraSun Granite City, LLC, a Delaware limited liability company

VeraSun Hartley, LLC, a Delaware limited liability company

VeraSun Litchfield, LLC, a Delaware limited liability company

VeraSun Marketing, LLC, a Delaware limited liability company

VeraSun Reynolds, LLC, a Delaware limited liability company

VeraSun Tilton, LLC, a Delaware limited liability company

VeraSun Welcome, LLC, a Delaware limited liability company

Schedule II

VeraSun Biodiesel, LLC, a Delaware limited liability company

VeraSun Charles City, LLC, a Delaware limited liability company

VeraSun Fort Dodge, LLC, a Delaware limited liability company

VeraSun Granite City, LLC, a Delaware limited liability company

VeraSun Hartley, LLC, a Delaware limited liability company

VeraSun Litchfield, LLC, a Delaware limited liability company

VeraSun Marketing, LLC, a Delaware limited liability company

VeraSun Reynolds, LLC, a Delaware limited liability company

VeraSun Tilton, LLC, a Delaware limited liability company

VeraSun Welcome, LLC, a Delaware limited liability company